                                                                    EXHIBIT 99.5


CASE NAME:     KEVCO COMPONENTS, INC.                              ACCRUAL BASIS

CASE NUMBER:   401-40790-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2001
                                        ---------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                     TREASURER
---------------------------------------       ----------------------------------
Original Signature of Responsible Party                      Title

WILFORD W. SIMPSON                                       AUGUST 24, 2001
---------------------------------------       ----------------------------------
Printed Name of Responsible Party                            Date


PREPARER:

/s/ Dennis S. Faulkner                              ACCOUNTANT FOR DEBTOR
---------------------------------------       ----------------------------------
Original Signature of Preparer                               Title

DENNIS S. FAULKNER                                       AUGUST 24, 2001
---------------------------------------       ----------------------------------
Printed Name of Preparer                                     Date

CASE NAME:     KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 1

CASE NUMBER:   401-40790-BJH-11

COMPARATIVE BALANCE SHEET

                                                                       SCHEDULED             MONTH                MONTH
ASSETS                                                                   AMOUNT             MAY-01              JUNE-01        MONTH
------                                                                 ---------            ------              -------        -----
1.    Unrestricted Cash                                                    134               6,050                5,668
2.    Restricted Cash
3.    Total Cash                                                           134               6,050                5,668            0
4.    Accounts Receivable (Net)
5.    Inventory
6.    Notes Receivable
7.    Prepaid Expenses
8.    Other (Attach List)                                                    0                   0                    0            0
9.    Total Current Assets                                                 134               6,050                5,668            0
10.   Property, Plant & Equipment
11.   Less: Accumulated Depreciation/Depletion
12.   Net Property, Plant & Equipment                                        0                   0                    0            0
13.   Due From Insiders
14.   Other Assets - Net of Amortization (Attach List)                       0                   0                    0            0
15.   Other (Attach List)                                           27,217,768          27,217,768           27,217,768            0
16.   Total Assets                                                  27,217,902          27,223,818           27,223,436            0

POST PETITION LIABILITIES

17.   Accounts Payable
18.   Taxes Payable
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List)                                                                        0                    0            0
23.   Total Post Petition Liabilities                                                            0                    0            0

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                                       75,885,064          38,219,089           15,018,882
25.   Priority Debt
26.   Unsecured Debt
27.   Other (Attach List)                                          157,389,954         157,396,888          157,396,888            0
28.   Total Pre Petition Liabilities                               233,275,018         195,615,977          172,415,770            0
29.   Total Liabilities                                            233,275,018         195,615,977          172,415,770            0

EQUITY

30.   Pre Petition Owners' Equity                                                     (206,057,116)        (206,057,116)
31.   Post Petition Cumulative Profit Or(Loss)                                              (1,018)              (1,400)
32.   Direct Charges To Equity (Attach  Explanation) (FOOTNOTE)                         37,665,975           60,866,182
33.   Total Equity                                                                    (168,392,159)        (145,192,334)           0
34.   Total Liabilities and Equity                                                      27,223,818           27,223,436            0


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC                               SUPPLEMENT TO

CASE NUMBER:   401-40790-BJH-11                                ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET


                                                                            SCHEDULED            MONTH           MONTH
ASSETS                                                                       AMOUNT             MAY-01         JUNE-01         MONTH
------                                                                      ---------           ------         -------         -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                                         0                0              0              0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                                              0                0               0             0

A.   Investment In Subsidiaries                                            27,217,768       27,217,768      27,217,768
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                                               27,217,768       27,217,768      27,217,768             0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                               0                0               0

PRE PETITION LIABILITIES

A.   Intercompany Payables (FOOTNOTE)                                      28,889,954       28,896,888      28,896,888
B.   10 3/8 % Senior Sub. Notes                                           105,000,000      105,000,000     105,000,000
C.   Sr. Sub. Exchangeable Notes                                           23,500,000       23,500,000      23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                                                     157,389,954      157,396,888     157,396,888             0

CASE NAME:     KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 2

CASE NUMBER:   401-40790-BJH-11

INCOME STATEMENT

                                                                      MONTH               MONTH                              QUARTER
REVENUES                                                             MAY-01             JUNE-01             MONTH             TOTAL
--------                                                             ------             -------             -----            -------
1.         Gross Revenues                                                                                                         0
2.         Less: Returns & Discounts                                                                                              0
3.         Net Revenue                                                   0                   0                 0                  0

COST OF GOODS SOLD

4.         Material                                                                                                               0
5.         Direct Labor                                                                                                           0
6.         Direct Overhead                                                                                                        0
7.         Total Cost Of Goods Sold                                      0                   0                 0                  0

8.         Gross Profit                                                  0                   0                 0                  0

OPERATING EXPENSES

9.         Officer / Insider Compensation                                                                                         0
10.        Selling & Marketing                                                                                                    0
11.        General & Administrative                                                        382                                  382
12.        Rent & Lease                                                                                                           0
13.        Other (Attach List)                                           0                   0                 0                  0
14.        Total Operating Expenses                                      0                 382                 0                382
15.        Income Before Non-Operating
           Income & Expense                                              0                (382)                0               (382)

OTHER INCOME & EXPENSES

16.        Non-Operating Income (Att List)                                                                                        0
17.        Non-Operating Expense (Att List)                                                                                       0
18.        Interest Expense                                                                                                       0
19.        Depreciation / Depletion                                                                                               0
20.        Amortization                                                                                                           0
21.        Other (Attach List)                                                                                                    0
22.        Net Other Income & Expenses                                   0                   0                 0                  0

REORGANIZATION EXPENSES

23.        Professional Fees                                                                                                      0
24.        U.S. Trustee Fees                                                                                                      0
25.        Other (Attach List)                                                                                                    0
26.        Total Reorganization Expenses                                 0                   0                 0                  0
27.        Income Tax                                                                                                             0
28.        Net Profit (Loss)                                             0                (382)                0               (382)


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO COMPONENTS, INC.                           ACCRUAL BASIS - 3

CASE NUMBER:  401-40790-BJH-11

CASH RECEIPTS AND                                                          MONTH            MONTH                            QUARTER
DISBURSEMENTS                                                             MAY-01          JUNE-01            MONTH            TOTAL
-----------------                                                         ------          -------            -----           -------
1.    Cash - Beginning Of Month                                           SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.    Cash Sales                                                                                                                   0

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition                                                                                                                 0
4.    Post Petition                                                                                                                0
5.    Total Operating Receipts                                                0                0                0                  0

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)                                                                                               0
7.    Sale of Assets                                                                                                               0
8.    Other (Attach List)                                                                                                          0
9.    Total Non-Operating Receipts                                            0                0                0                  0
10.   Total Receipts                                                          0                0                0                  0

11.   Total Cash Available                                                    0                0                0                  0

OPERATING DISBURSEMENTS

12.   Net Payroll                                                                                                                  0
13.   Payroll Taxes Paid                                                                                                           0
14.   Sales, Use & Other Taxes Paid                                                                                                0
15.   Secured / Rental / Leases                                                                                                    0
16.   Utilities                                                                                                                    0
17.   Insurance                                                                                                                    0
18.   Inventory Purchases                                                                                                          0
19.   Vehicle Expenses                                                                                                             0
20.   Travel                                                                                                                       0
21.   Entertainment                                                                                                                0
22.   Repairs & Maintenance                                                                                                        0
23.   Supplies                                                                                                                     0
24.   Advertising                                                                                                                  0
25.   Other (Attach List)                                                                                                          0
26.   Total Operating Disbursements                                           0                0                0                  0

REORGANIZATION DISBURSEMENTS

27.   Professional Fees                                                                                                            0
28.   U.S. Trustee Fees                                                                                                            0
29.   Other (Attach List)                                                                                                          0
30.   Total Reorganization Expenses                                           0                0                0                  0
31.   Total Disbursements                                                     0                0                0                  0

32.   Net Cash Flow                                                           0                0                0                  0
33.   Cash - End of Month                                                     0                0                0                  0


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO COMPONENTS, INC.             SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 JUNE, 2001
CASE NUMBER:  401-40790-BJH-11                   CASH RECEIPTS AND DISBURSEMENTS

                                               DIST LP          MFG           MGMT        HOLDING    COMP    KEVCO INC      TOTAL
                                               -------      ---------      ----------     -------   ------  ----------   -----------
1     CASH-BEGINNING OF MONTH                       28         15,478      16,261,944      5,010     6,050    1,000      16,289,510

   RECEIPTS FROM OPERATIONS
2     CASH SALES                                    --             --                                                            --
   COLLECTION OF ACCOUNTS RECEIVABLE
3     PRE PETITION                                  --             --                                                            --
4     POST PETITION                            155,454        408,048                                                       563,502

5     TOTAL OPERATING RECEIPTS                 155,454        408,048              --         --        --       --         563,502

   NON OPERATING RECEIPTS
6     LOANS & ADVANCES                                             --                                                            --
7     SALE OF ASSETS                           300,000     13,335,176         365,203                                    14,000,379
8     OTHER                                     49,423          1,171          50,046         --        --       --         100,640
       INTERCOMPANY TRANSFERS                  466,052       (275,474)       (190,578)        --        --                       --
                SALE EXPENSE REIMBURSEMENT
                LIFE INSURANCE CASH VALUE
                RENT
                TAX REFUND
                MISC.                           49,423                                                  --
                INTEREST INCOME                                                50,046

9     TOTAL NON OPERATING RECEIPTS             815,475     13,060,873         224,671         --        --       --      14,101,019

10    TOTAL RECEIPTS                           970,929     13,468,921         224,671         --        --       --      14,664,521

11    CASH AVAILABLE                           970,957     13,484,399      16,486,615      5,010     6,050    1,000      30,954,031

   OPERATING DISBURSEMENTS
12    NET PAYROLL                              166,627         66,305         169,505                                       402,437
13    PAYROLL TAXES PAID                                           --         167,389                                       167,389
14    SALES, USE & OTHER TAXES PAID                281             --                                                           281
15    SECURED/RENTAL/LEASES                    215,126          6,622          38,617                                       260,365
16    UTILITIES                                 76,221         48,459           3,480                                       128,160
17    INSURANCE                                 31,699             --         166,527                                       198,226
18    INVENTORY PURCHASES                        3,055         28,101              --                                        31,156
19    VEHICLE EXPENSE                              906             --              --                                           906
20    TRAVEL                                    10,030          8,043             143                                        18,216
21    ENTERTAINMENT                                 --             --              --                                            --
22    REPAIRS & MAINTENANCE                      6,736          2,505           2,703                                        11,944
23    SUPPLIES                                   1,157          8,190          30,130                                        39,477
24    ADVERTISING                                                                                                                --
25    OTHER                                    459,119     13,011,037      10,134,199        379       382       --      23,605,116
              LOAN PAYMENTS                    300,000     12,883,776      10,000,000                                    23,183,776
              FREIGHT                           15,800        112,046           4,535                                       132,381
              CONTRACT LABOR                     1,917             --          23,505                                        25,422
              401 K PAYMENTS                                       --          40,675                                        40,675
              PAYROLL TAX ADVANCE ADP                                                                                            --
              WAGE GARNISHMENTS                                                 3,746                                         3,746
              MISC.                            141,402         15,215          61,738        379       382                  219,116

26    TOTAL OPERATING DISBURSEMENTS            970,957     13,179,262      10,712,693        379       382       --      24,863,673

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                       301,398         347,517                                       648,915
28    US TRUSTEE FEES                                              --          31,250                                        31,250
29    OTHER                                                                                                                      --
30    TOTAL REORGANIZATION EXPENSE                  --        301,398         378,767         --        --       --         680,165

31    TOTAL DISBURSEMENTS                      970,957     13,480,660      11,091,460        379       382       --      25,543,838

32    NET CASH FLOW                                (28)       (11,739)    (10,866,789)      (379)     (382)      --     (10,879,317)

33    CASH- END OF MONTH                            --          3,739       5,395,155      4,631     5,668    1,000       5,410,193

CASE NAME:    KEVCO COMPONENTS, INC.                           ACCRUAL BASIS - 4

CASE NUMBER:  401-40790-BJH-11

                                                                        SCHEDULED           MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                                                AMOUNT            MAY-01           JUNE-01         MONTH
-------------------------                                               ---------         -------           -------         -----
1.    0 - 30
2.    31 - 60
3.    61 - 90
4.    91 +
5.    Total Accounts Receivable                                               0                0                 0             0
6.    (Amount Considered Uncollectible)
7.    Accounts Receivable (Net)                                               0                0                 0             0

AGING OF POST PETITION                                    MONTH:    JUNE-01
TAXES AND PAYABLES                                              ---------------

                                                      0 - 30       31 - 60           61 - 90                 91 +
TAXES PAYABLE                                          DAYS         DAYS              DAYS                   DAYS            TOTAL
-------------                                         ------       -------           -------                 ----            -----
1.    Federal                                                                                                                  0
2.    State                                                                                                                    0
3.    Local                                                                                                                    0
4.    Other (Attach List)                                                                                                      0
5.    Total Taxes Payable                               0             0                0                      0                0
6.    Accounts Payable                                                                                                         0

                                                          MONTH:    JUNE-01
                                                                ---------------
STATUS OF POST PETITION TAXES

                                                                 BEGINNING TAX     AMOUNT WITHHELD                       ENDING TAX
FEDERAL                                                          LIABILITY*        AND/OR ACCRUED       (AMOUNT PAID)    LIABILITY
-------                                                          -------------     ---------------      ------------     -----------
1.    Withholding **                                                                                                           0
2.    FICA - Employee **                                                                                                       0
3.    FICA - Employer **                                                                                                       0
4.    Unemployment                                                                                                             0
5.    Income                                                                                                                   0
6.    Other (Attach List)                                                                                                      0
7.    Total Federal Taxes                                                0                    0                 0              0

STATE AND LOCAL

8.    Withholding                                                                                                              0
9.    Sales                                                                                                                    0
10.   Excise                                                                                                                   0
11.   Unemployment                                                                                                             0
12.   Real Property                                                                                                            0
13.   Personal Property                                                                                                        0
14.   Other (Attach List)                                                                                                      0
15.   Total State And Local                                              0                    0                 0              0
16.   Total Taxes                                                        0                    0                 0              0


 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO COMPONENTS, INC.                           ACCRUAL BASIS - 5


CASE NUMBER:  401-40790-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:    JUNE-01
                                                               ----------------

BANK RECONCILIATIONS                                 Account # 1               Account # 2
--------------------                                 -----------               -----------
A.    BANK:                                         PNC Bank Delaware                                   Other Accounts      TOTAL
B.    ACCOUNT NUMBER:                                  56-0359-4656                                     (Attach Sheet)
C.    PURPOSE (TYPE):                                  DIP Account
1.    Balance Per Bank Statement                                  5,668                                                     5,668
2.    Add: Total Deposits Not Credited                                                                                         --
3.    Subtract: Outstanding Checks                                                                                             --
4.    Other Reconciling Items                                                                                                  --
5.    Month End Balance Per Books                                 5,668                --                                   5,668
6.    Number of Last Check Written                        1015

INVESTMENT ACCOUNTS


                                                        DATE OF                 TYPE OF
BANK, ACCOUNT NAME & NUMBER                             PURCHASE              INSTRUMENT        PURCHASE PRICE     CURRENT VALUE
---------------------------                             --------              ----------        --------------     -------------
7.
8.
9.
10. (Attach List)
11. Total Investments                                                                                      0                  0

CASH

12. Currency On Hand                                                                                                          0
13. Total Cash - End of Month                                                                                             5,668

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO COMPONENTS, INC.                        ACCRUAL BASIS - 6

CASE NUMBER:  401-40790-BJH-11
                                                         MONTH:     JUNE-01
PAYMENTS TO INSIDERS AND PROFESSIONALS                         -----------------

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                      TYPE OF              AMOUNT         TOTAL PAID
           NAME                       PAYMENT              PAID           TO DATE
          -----                       -------              ------         ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                              0                  0


                                  PROFESSIONALS

                                                    DATE OF
                                                  COURT ORDER                                                           TOTAL
                                                  AUTHORIZING              AMOUNT         AMOUNT        TOTAL PAID     INCURRED
           NAME                                     PAYMENT                APPROVED       PAID          TO DATE        & UNPAID*
           ----                                   -----------              --------       ------        ----------     ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To
      Professionals                                                               0            0                 0              0

     *    Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                        SCHEDULED           AMOUNTS       TOTAL
                                                        MONTHLY             PAID          UNPAID
                                                        PAYMENTS            DURING        POST
           NAME OF CREDITOR                             DUE                 MONTH         PETITION
           ----------------                             ---------           --------      --------
1.    Bank of America                                                      23,200,207    15,018,882
2.
3.
4.
5.    (Attach List)
6.    TOTAL                                             0                   23,200,207   15,018,882

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


CASE NAME:     KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 7

CASE NUMBER:   401-40790-BJH-11
                                                           MONTH:    JUNE-01
                                                                 ---------------
QUESTIONNAIRE

                                                                                                     YES      NO
                                                                                                     ---      --
1.         Have any Assets been sold or transferred outside the normal course of business this
           reporting period?                                                                                  X

2.         Have any funds been disbursed from any account other than a debtor in possession
           account?                                                                                           X

3.         Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?            X

4.         Have any payments been made on Pre Petition Liabilities this reporting period?            X

5.         Have any Post Petition Loans been received by the debtor from any party?                           X

6.         Are any Post Petition Payroll Taxes past due?                                                      X

7.         Are any Post Petition State or Federal Income Taxes past due?                                      X

8.         Are any Post Petition Real Estate Taxes past due?                                                  X

9.         Are any other Post Petition Taxes past due?                                                        X

10.        Are any amounts owed to Post Petition creditors delinquent?                                        X

11.        Have any Pre Petition Taxes been paid during the reporting period?                                 X

12.        Are any wage payments past due?                                                                    X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE 1, 24

INSURANCE

                                                                                                YES           NO
                                                                                                ---           --
1.         Are Worker's Compensation, General Liability and other necessary insurance
           coverages in effect?                                                                  X

2.         Are all premium payments paid current?                                                X

3.         Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no employees and no operations.

                              INSTALLMENT PAYMENTS


   TYPE OF POLICY                        CARRIER                 PERIOD COVERED                PAYMENT AMOUNT & FREQUENCY
   --------------                        -------                 --------------                --------------------------
General Liability                     Liberty Mutual             9/1/00-9/1/01                  Annual        $313,520
Umbrella                              National Union             6/1/00-9/1/01                  Annual        $103,349


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO COMPONENTS, INC.                 FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40790-BJH-11                          ACCRUAL BASIS

                                                       MONTH:   JUNE-01
                                                             -------------

ACCRUAL
BASIS
FORM
NUMBER       LINE NUMBER   FOOTNOTE / EXPLANATION
-------      -----------   ----------------------
1                 24       (A) Pursuant to an Asset Purchase Agreement approved by the Court on
7                  4       February 23, 2001 and effective as of the same date among Kevco, Inc.,
                           Kevco Manufacturing, LP, Wingate Management Co. II, LP and
                           Adorn LLC, certain assets and liabilities of Design Components, a division of Kevco Manufacturing, LP (Case No. 401-40784-BJH-11), were transferred to Adorn, LLC. At the effective date of purchase, Buyer assumed certain executory contracts, approximately $1.6 million of Kevco
                           Manufacturing, LP's unsecured pre-petition liabilities, $3.5 million of accounts receivable, $5 million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt.

                           (B) Pursuant to an Asset Purchase Agreement approved by the Court on
                           April 3, 2001 and effective as of the same date, Universal Forest
                           Products Eastern Division, Inc. purchased the assets (inventory, equipment, machinery and five of the seven facilities at which Sunbelt
                           Wood Components Division operates) of the Sunbelt division of Kevco
                           Manufacturing, L.P. Approximately $ 7 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                           (C) Debtor paid $15 million from available cash during April and $10 million during June to Bank of America to reduce pre-petition secured debt.

                           (D) Pursuant to an Asset Purchase Agreement approved by the Court on
                           April 25, 2001 and effective as of April 30, 2001, Alliance Investment and Management Company, Inc. purchased most of the assets (inventory, equipment, machinery and two of seven facilities) of the South Region of
                           Kevco Distribution, LP. Approximately $4 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                           (E) Pursuant to an Asset Purchase Agreement approved by the Court on May
                           21, 2001 and effective June 1, 2001, Drew Industries Incorporated purchased substantially all of the assets used by the Better Bath
                           Division of Kevco Manufacturing, LP. Approximately $8 million of the sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                           (F) Pursuant to an Asset Purchase Agreement approved by the Court on May
                           21, 2001 and effective June 1, 2001, Duo-Form Acquisition Corporation purchased substantially all of the assets used by the Duo-Form Division of Kevco Manufacturing, LP. Approximately $5 million of the sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.
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CASE NAME:    KEVCO COMPONENTS, INC.                 FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40790-BJH-11                          ACCRUAL BASIS

                                                       MONTH:   JUNE-01
                                                             -------------
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ACCRUAL
BASIS
FORM
NUMBER       LINE NUMBER    FOOTNOTE / EXPLANATION
------       -----------    -----------------------
1                 27A       Intercompany payables are to co-debtors Kevco Management
                            Co. (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case No.
                            401-40789-BJH-11), Kevco Manufacturing, LP (Case No. 401-40784-BJH-11),
                            Kevco Holding, Inc. (Case No. 401-40785-BJH-11), Kevco, Inc.
                            (Case No. 401-40783-BJH-11), Kevco GP, Inc. (Case No.
                            401-40786-BJH-11), and DCM Delaware, Inc. (Case No. 401-40787-BJH-11).

1                 32        The direct charges to equity are due to the secured debt
                            reductions pursuant to sales of Kevco Manufacturing L.P.'s operating divisions, the sale of the South Region of Kevco Distribution LP, as well as direct cash payments of $25 million (See Footnote 1,24). The secured debt owed to Bank of America by Kevco, Inc. (Case No.
                            401-40783-BJH-11) has been guaranteed by all of its co-debtors (See Footnote 1,27A);
                            therefore, the secured debt is reflected as a liability on all of the
                            Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

3                 1         Pursuant to the February 12, 2001 Order (1) Authorizing
                            Continued Use of Existing Forms and Records; (2) Authorizing Maintenance
                            of Existing Corporate Bank Accounts and Cash Management System; and
                            (3) Extending Time to Comply with 11 U.S.C. Section 345 Investment
                            Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of
                            America lead account is administered by, and held in the name of, Kevco
                            Management Co. (co-debtor, Case No. 401-40788-BJH-11). Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of
                            America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a
                            Supplement to Accrual Basis -3. Debtor does maintain a small petty cash account that is included in the cash supplement schedule.
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